                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG, III, PHILIP N. MCCARTY and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 6, 1993, by and among Woodland Bancorp, Inc., Boatmen's Bancshares, Inc. and Boatmen's Oklahoma, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated:  December 24, 1993




                                   /s/ Andrew B. Craig, III
                                   -------------------------------------
                                   Andrew B. Craig, III

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG, III, PHILIP N. MCCARTY and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 6, 1993, by and among Woodland Bancorp, Inc., Boatmen's Bancshares, Inc. and Boatmen's Oklahoma, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated:  December 24, 1993




                                   /s/ Samuel B. Hayes, III
                                   -------------------------------------
                                   Samuel B. Hayes, III

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG, III, PHILIP N. MCCARTY and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 6, 1993, by and among Woodland Bancorp, Inc., Boatmen's Bancshares, Inc. and Boatmen's Oklahoma, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated:  December 24, 1993




                                   /s/ John Peters MacCarthy
                                   -------------------------------------
                                   John Peters MacCarthy

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG, III, PHILIP N. MCCARTY and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 6, 1993, by and among Woodland Bancorp, Inc., Boatmen's Bancshares, Inc. and Boatmen's Oklahoma, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated:  December 27, 1993




                                   /s/ Richard L. Battram
                                   -------------------------------------
                                   Richard L. Battram

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG, III, PHILIP N. MCCARTY and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 6, 1993, by and among Woodland Bancorp, Inc., Boatmen's Bancshares, Inc. and Boatmen's Oklahoma, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated:  December 27, 1993




                                   /s/ B.A. Bridgewater, Jr.
                                   -------------------------------------
                                   B.A. Bridgewater, Jr.

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG, III, PHILIP N. MCCARTY and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 6, 1993, by and among Woodland Bancorp, Inc., Boatmen's Bancshares, Inc. and Boatmen's Oklahoma, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated:  December 29, 1993




                                   /s/ William E. Cornelius
                                   -------------------------------------
                                   William E. Cornelius

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG, III, PHILIP N. MCCARTY and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 6, 1993, by and among Woodland Bancorp, Inc., Boatmen's Bancshares, Inc. and Boatmen's Oklahoma, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated:  December 28, 1993




                                   /s/ Ilus W. Davis
                                   -------------------------------------
                                   Ilus W. Davis

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG, III, PHILIP N. MCCARTY and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 6, 1993, by and among Woodland Bancorp, Inc., Boatmen's Bancshares, Inc. and Boatmen's Oklahoma, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated:  December 27, 1993




                                   /s/ Michael G. Fitt
                                   -------------------------------------
                                   Michael G. Fitt

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG, III, PHILIP N. MCCARTY and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 6, 1993, by and among Woodland Bancorp, Inc., Boatmen's Bancshares, Inc. and Boatmen's Oklahoma, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated:  December 27, 1993




                                   /s/ John E. Hayes, Jr.
                                   -------------------------------------
                                   John E. Hayes, Jr.

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG, III, PHILIP N. MCCARTY and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 6, 1993, by and among Woodland Bancorp, Inc., Boatmen's Bancshares, Inc. and Boatmen's Oklahoma, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated:  December 27, 1993




                                   /s/ Ike Kalangis
                                   -------------------------------------
                                   Ike Kalangis

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG, III, PHILIP N. MCCARTY and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 6, 1993, by and among Woodland Bancorp, Inc., Boatmen's Bancshares, Inc. and Boatmen's Oklahoma, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated:  December 28, 1993




                                   /s/ William E. Maritz
                                   -------------------------------------
                                   William E. Maritz

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG, III, PHILIP N. MCCARTY and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 6, 1993, by and among Woodland Bancorp, Inc., Boatmen's Bancshares, Inc. and Boatmen's Oklahoma, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated:  December 27, 1993




                                   /s/ Andrew E. Newman
                                   -------------------------------------
                                   Andrew E. Newman

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG, III, PHILIP N. MCCARTY and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 6, 1993, by and among Woodland Bancorp, Inc., Boatmen's Bancshares, Inc. and Boatmen's Oklahoma, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated:  December 28, 1993




                                   /s/ Jerry E. Ritter
                                   -------------------------------------
                                   Jerry E. Ritter

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG, III, PHILIP N. MCCARTY and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 6, 1993, by and among Woodland Bancorp, Inc., Boatmen's Bancshares, Inc. and Boatmen's Oklahoma, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated:  December 27, 1993




                                   /s/ William P. Stiritz
                                   -------------------------------------
                                   William P. Stiritz

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG, III, PHILIP N. MCCARTY and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 6, 1993, by and among Woodland Bancorp, Inc., Boatmen's Bancshares, Inc. and Boatmen's Oklahoma, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated:  December 30, 1993




                                   /s/ A.E. Suter
                                   -------------------------------------
                                   A.E. Suter

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG, III, PHILIP N. MCCARTY and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 6, 1993, by and among Woodland Bancorp, Inc., Boatmen's Bancshares, Inc. and Boatmen's Oklahoma, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated:  December 27, 1993




                                   /s/ Dwight D. Sutherland
                                   -------------------------------------
                                   Dwight D. Sutherland

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG, III, PHILIP N. MCCARTY and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 6, 1993, by and among Woodland Bancorp, Inc., Boatmen's Bancshares, Inc. and Boatmen's Oklahoma, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated:  December 28, 1993




                                   /s/ Ted C. Wetterau
                                   -------------------------------------
                                   Ted C. Wetterau